UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

October 29, 2007

Date of Report (Date of earliest event reported)

DJO INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware	001-16757	33-0978270
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1430 Decision Street
Vista, California		92081
(Address of principal executive offices)		(Zip Code)

(800) 336-5690

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 29, 2007, DJO Incorporated issued a press release regarding its financial results for the quarter and year ended September 29, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed with the Commission.

Item 8.01. Other Events.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger referred to in the press release, DJO filed a definitive proxy statement with the SEC on October 9, 2007. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS THAT THE COMPANY MAY FILE WITH THE SEC IN THEIR ENTIRETY WHEN SUCH MATERIALS BECOME AVAILABLE, BECAUSE THE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT DJO AND THE PROPOSED MERGER. The final proxy statement was mailed to DJO’s stockholders. Stockholders are able to obtain free copies of the final proxy statement, as well as the Company’s other filings, without charge, at the SEC’s Web site (www.sec.gov) when they become available. Copies of the filings may also be obtained without charge from DJO by directing a request to: DJO Incorporated, 1430 Decision Street, Vista, CA, 92081, Attention: Mark Francois, Director of Investor Relations (Tel: 1-760-734-4766, Email: mark.francois@djortho.com).

Participants in the Solicitation

DJO and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders in respect of the proposed merger referred to in the press release. Information regarding DJO’s directors and executive officers is available in DJO’s 2006 Annual Report on Form 10-K, filed with the SEC on March 1, 2007 and DJO’s proxy statement for its 2007 annual meeting of stockholders, filed with the SEC on April 20, 2007. Additional information regarding the interests of such potential participants was included in the definitive proxy statement filed with the SEC on October 9, 2007 in connection with the Special Meeting of Stockholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Press release dated October 29, 2007 relating to DJO Incorporated’s financial results for the quarter ended September 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DJO INCORPORATED
(Registrant)

Date:	October 29, 2007	BY:	/s/ Vickie Capps
Vickie L. Capps
Executive Vice President, Chief Financial Officer and
Treasurer (Principal Financial Officer)